Exhibit 99.1

CBS CORPORATION UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 16, 2014, CBS Corporation (the “Company” or “CBS Corp.”) completed the previously announced split-off of CBS Outdoor Americas Inc. (“Outdoor Americas”) through which the Company accepted 44,723,131 shares of CBS Corp. Class B Common Stock from its stockholders in exchange for the 97,000,000 shares of Outdoor Americas common stock that it owned. As a result, Outdoor Americas will be accounted for as a discontinued operation of the Company. The accompanying pro forma condensed consolidated financial statements are presented to show the effects of the split-off on the Company’s consolidated financial statements.

The following unaudited pro forma condensed consolidated balance sheet of CBS Corp. as of March 31, 2014 is presented as if the split-off and related events, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred at March 31, 2014. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and 2013 and the year ended December 31, 2013 are presented as if the split-off had occurred on January 1, 2013. The Company also presents the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012 and 2011 reflecting Outdoor Americas as a discontinued operation. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of CBS Corp. for each period presented and in the opinion of the Company’s management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had the split-off been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the following:

•
CBS Corp.’s consolidated financial statements and the notes thereto as of and for the year ended December 31, 2013, and Management’s Discussion and Analysis included in CBS Corp.’s Annual Report on Form 10-K for the year ended December 31, 2013.

•
CBS Corp.’s consolidated financial statements and the notes thereto as of and for the three months ended March 31, 2014, and Management’s Discussion and Analysis included in CBS Corp.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014.

CBS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AT MARCH 31, 2014
(in millions)

			Deconsolidation (2)
	CBS Historical	Outdoor Americas IPO (1)	Outdoor Americas Post IPO	Adjustments	Effects of the Exchange (3)	CBS Pro Forma
ASSETS
Cash and cash equivalents	$311	$615	$(214)	$—	$—	$712
Receivables, net	3,301	—	(155)	—	—	3,146
Programming and other inventory	541	—	—	—	—	541
Other current assets	924	—	(155)	—	—	769
Total current assets	5,077	615	(524)	—	—	5,168
Property and equipment, net	2,179	—	(733)	—	—	1,446
Programming and other inventory	1,635	—	—	—	—	1,635
Goodwill	8,559	—	(1,863)	—	—	6,696
Intangible assets	6,407	—	(349)	—	—	6,058
Investment in Outdoor Americas	—	—	—	1,162	(1,162)	—
Other assets	2,258	—	(68)	—	—	2,190
Total assets	$26,115	$615	$(3,537)	$1,162	$(1,162)	$23,193
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$106	$—	$—	$—	$—	$106
Commercial paper	440	—	—	—	—	440
Accounts payable and accrued expenses	1,012	15	(132)	—	27	922
Other current liabilities	2,514	—	(52)	—	—	2,462
Total current liabilities	4,072	15	(184)	—	27	3,930
Long-term debt	7,448	—	(1,598)	—	—	5,850
Other liabilities	6,128	—	(317)	—	—	5,811

Stockholders' equity:
Common stock	1	—	(363)	363	—	1
Additional paid-in capital	43,225	313	(10,429)	10,429	—	43,538
Accumulated deficit	(24,422)	—	9,306	(9,306)	1,559	(22,863)
Accumulated other comprehensive loss	(543)	11	48	(48)	(27)	(559)
	18,261	324	(1,438)	1,438	1,532	20,117
Less treasury stock, at cost	9,794	—	—	—	2,721	12,515
Total CBS Corp. stockholders' equity	8,467	324	(1,438)	1,438	(1,189)	7,602
Equity attributable to noncontrolling interest	—	276	—	(276)	—	—
Total stockholders' equity	8,467	600	(1,438)	1,162	(1,189)	7,602
Total liabilities and stockholders' equity	$26,115	$615	$(3,537)	$1,162	$(1,162)	$23,193

The accompanying notes are an integral part of these
unaudited pro forma condensed consolidated financial statements.

CBS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2014
(in millions, except per share amounts)

		Deconsolidation (2)
	CBS Historical	Outdoor Americas	Adjustments	CBS Pro Forma
Revenues	$3,856	$(288)	$2	$3,570

Expenses:
Operating	2,284	(163)	—	2,121
Selling, general and administrative	642	(57)	2	587
Depreciation and amortization	112	(41)	—	71
Total expenses	3,038	(261)	2	2,779
Operating income	818	(27)	—	791
Interest expense	(106)	13	—	(93)
Interest income	3	—	—	3
Other items, net	5	—	—	5
Earnings from continuing operations before income taxes and equity in loss of investee companies	720	(14)	—	706
Provision for income taxes	(242)	8	—	(234)
Equity in loss of investee companies, net of tax	(10)	—	—	(10)
Net earnings from continuing operations	$468	$(6)	$—	$462

Net earnings from continuing operations per common share:
Basic	$.80			$.79
Diluted	$.78			$.77

Weighted average number of common shares outstanding:
Basic	585			585
Diluted	600			600

Pro Forma - Net earnings from continuing operations per common share:
Basic				$.86
Diluted				$.83

Pro Forma - Weighted average number of common shares outstanding: (3)
Basic				540
Diluted				555

The accompanying notes are an integral part of these
unaudited pro forma condensed consolidated financial statements.

CBS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2013
(in millions, except per share amounts)

		Deconsolidation (2)
	CBS Historical	Outdoor Americas	Adjustments	CBS Pro Forma
Revenues	$4,040	$(281)	$4	$3,763

Expenses:
Operating	2,474	(167)	2	2,309
Selling, general and administrative	650	(43)	2	609
Depreciation and amortization	116	(42)	—	74
Total expenses	3,240	(252)	4	2,992
Operating income	800	(29)	—	771
Interest expense	(95)	1	—	(94)
Interest income	2	—	—	2
Other items, net	(2)	—	—	(2)
Earnings from continuing operations before income taxes and equity in loss of investee companies	705	(28)	—	677
Provision for income taxes	(234)	16	—	(218)
Equity in loss of investee companies, net of tax	(8)	(1)	—	(9)
Net earnings from continuing operations	$463	$(13)	$—	$450

Net earnings from continuing operations per common share:
Basic	$.75			$.72
Diluted	$.73			$.71

Weighted average number of common shares outstanding:
Basic	621			621
Diluted	638			638

Pro Forma - Net earnings from continuing operations per common share:
Basic				$.78
Diluted				$.76

Pro Forma - Weighted average number of common shares outstanding: (3)
Basic				576
Diluted				593

The accompanying notes are an integral part of these
unaudited pro forma condensed consolidated financial statements.

CBS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013
(in millions, except per share amounts)

		Deconsolidation (2)
	CBS Historical	Outdoor Americas	Adjustments	CBS Pro Forma
Revenues	$15,284	$(1,304)	$25	$14,005

Expenses:
Operating	8,813	(698)	9	8,124
Selling, general and administrative	2,735	(205)	16	2,546
Restructuring charges	20	—	—	20
Depreciation and amortization	457	(167)	—	290
Total expenses	12,025	(1,070)	25	10,980
Operating income	3,259	(234)	—	3,025
Interest expense	(376)	1	—	(375)
Interest income	8	—	—	8
Other items, net	6	1	—	7
Earnings from continuing operations before income taxes and equity in loss of investee companies	2,897	(232)	—	2,665
Provision for income taxes	(978)	100	—	(878)
Equity in loss of investee companies, net of tax	(46)	(3)	—	(49)
Net earnings from continuing operations	$1,873	$(135)	$—	$1,738

Net earnings from continuing operations per common share:
Basic	$3.08			$2.86
Diluted	$3.00			$2.79

Weighted average number of common shares outstanding:
Basic	608			608
Diluted	624			624

Pro Forma - Net earnings from continuing operations per common share:
Basic				$3.09
Diluted				$3.00

Pro Forma - Weighted average number of common shares outstanding: (3)
Basic				563
Diluted				579

The accompanying notes are an integral part of these
unaudited pro forma condensed consolidated financial statements.

CBS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012
(in millions, except per share amounts)

		Deconsolidation (2)
	CBS Historical	Outdoor Americas	Adjustments	CBS Pro Forma
Revenues	$14,089	$(1,296)	$27	$12,820

Expenses:
Operating	7,967	(710)	7	7,264
Selling, general and administrative	2,634	(212)	20	2,442
Restructuring charges	19	—	—	19
Impairment charges	11	—		11
Depreciation and amortization	475	(169)	—	306
Total expenses	11,106	(1,091)	27	10,042
Operating income	2,983	(205)	—	2,778
Interest expense	(402)	1	—	(401)
Interest income	6	(1)	—	5
Net loss on early extinguishment of debt	(32)	—	—	(32)
Other items, net	6	1	—	7
Earnings from continuing operations before income taxes and equity in loss of investee companies	2,561	(204)	—	2,357
Provision for income taxes	(892)	80	—	(812)
Equity in loss of investee companies, net of tax	(35)	(2)	—	(37)
Net earnings from continuing operations	$1,634	$(126)	$—	$1,508

Net earnings from continuing operations per common share:
Basic	$2.55			$2.35
Diluted	$2.48			$2.29

Weighted average number of common shares outstanding:
Basic	642			642
Diluted	659			659

The accompanying notes are an integral part of these
unaudited pro forma condensed consolidated financial statements.

CBS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011
(in millions, except per share amounts)

		Deconsolidation (2)
	CBS Historical	Outdoor Americas	Adjustments	CBS Pro Forma
Revenues	$13,637	$(1,286)	$30	$12,381

Expenses:
Operating	7,882	(697)	6	7,191
Selling, general and administrative	2,598	(210)	24	2,412
Restructuring charges	43	(1)	—	42
Depreciation and amortization	495	(182)	—	313
Total expenses	11,018	(1,090)	30	9,958
Operating income	2,619	(196)	—	2,423
Interest expense	(435)	2	—	(433)
Interest income	6	(1)	—	5
Other items, net	(11)	(1)	—	(12)
Earnings from continuing operations before income taxes and equity in loss of investee companies	2,179	(196)	—	1,983
Provision for income taxes	(751)	70	—	(681)
Equity in loss of investee companies, net of tax	(37)	(2)	—	(39)
Net earnings from continuing operations	$1,391	$(128)	$—	$1,263

Net earnings from continuing operations per common share:
Basic	$2.09			$1.90
Diluted	$2.04			$1.85

Weighted average number of common shares outstanding:
Basic	664			664
Diluted	681			681

The accompanying notes are an integral part of these
unaudited pro forma condensed consolidated financial statements.

NOTES TO CBS CORPORATION UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(tabular dollars in millions, except per share amounts)

1)    INITIAL PUBLIC OFFERING OF OUTDOOR AMERICAS
On April 2, 2014, Outdoor Americas completed the initial public offering of its common stock, through which it sold 23,000,000 shares of its outstanding common stock, representing approximately 19% of its outstanding common stock, for $28.00 per share. Total proceeds from the initial public offering aggregated $615 million, net of $29 million of underwriting discounts and commissions and before $15 million of other offering expenses. As a result of the initial public offering, the Company established a noncontrolling interest on its consolidated balance sheet of $276 million for the carrying value of the approximately 19% public ownership in Outdoor Americas. The initial public offering has been accounted for as an equity transaction, as the Company retained a controlling financial interest and continued to consolidate Outdoor Americas. The adjustment of $313 million to “additional paid-in-capital” reflects the excess of the net proceeds received from the initial public offering over the carrying value of the noncontrolling interest and the effect of the adjustment of $11 million to “accumulated other comprehensive loss” due to the approximately 19% public ownership of Outdoor Americas.
2)    DECONSOLIDATION OF OUTDOOR AMERICAS
Prior to the completion of its initial public offering, Outdoor Americas was an indirect wholly owned subsidiary of the Company. Following the initial public offering of Outdoor Americas, the Company indirectly owned 97,000,000 shares of Outdoor Americas common stock in the aggregate, representing approximately 81% of the outstanding shares of Outdoor Americas common stock. On July 16, 2014, the Company disposed of all of the shares of Outdoor Americas common stock that it indirectly owned by means of a tax-free split-off. As a result, Outdoor Americas will be accounted for as a discontinued operation of the Company. The deconsolidation adjustments include the reversal of (i) the historical assets and liabilities and results of operations of Outdoor Americas, including the related tax impact (ii) consolidation entries and (iii) previously eliminated transactions between Outdoor Americas and subsidiaries of the Company, as a result of the completion of the split-off.
3)    EXCHANGE OFFER AND SPLIT-OFF OF OUTDOOR AMERICAS

On July 16, 2014, the Company completed the split-off of Outdoor Americas through an exchange offer. Under the terms of the exchange offer, CBS Corp. shareholders received 2.1689 shares of Outdoor Americas common stock for each share of CBS Corp. Class B Common Stock accepted in the exchange offer. This exchange ratio was calculated based on the average price of CBS Corp. Class B Common Stock of $63.6544 per share divided by 93.0% of the average price of Outdoor Americas common stock of $31.5577 per share, reflecting a discount of 7.0%. The average prices reflect the simple arithmetic average of the daily volume-weighted average prices of shares of CBS Corp. Class B Common Stock and Outdoor Americas common stock on the NYSE during the three consecutive trading days ending on and including July 9, 2014. The exchange offer was oversubscribed and, after proration, the Company accepted 44,723,131 shares of CBS Corp. Class B Common Stock from its stockholders in exchange for the 97,000,000 shares of Outdoor Americas common stock that it owned.

Shares of Outdoor Americas common stock owned by the Company	97,000,000
Exchange ratio	2.1689
Total shares of CBS Corp. Class B Common Stock accepted	44,723,131

NOTES TO CBS CORPORATION UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(tabular dollars in millions, except per share amounts)

The 44,723,131 shares of CBS Corp. Class B Common Stock accepted by the Company in the exchange offer have been reflected as treasury stock on the unaudited pro forma condensed consolidated balance sheet. Pro forma weighted average number of common shares outstanding on the unaudited pro forma condensed consolidated statements of operations reflects historical weighted average shares outstanding reduced by the 44,723,131 shares of CBS Corp. Class B Common Stock accepted in the exchange offer.
This transaction results in a one-time gain to the Company estimated to be approximately $1.56 billion calculated as follows:

Fair value of CBS Corp. Class B Common Stock accepted (44,723,131 shares at $60.85 per share as of July 16, 2014)	$2,721
CBS Corp.'s carrying value in Outdoor Americas at March 31, 2014	(1,162)
Accumulated other comprehensive loss	27
Estimated transaction costs	(27)
Net gain on split-off of Outdoor Americas from CBS Corp.	$1,559

The split-off is accounted for as a tax-free transaction and therefore, there is no tax impact on the gain. This gain, which will be reflected in discontinued operations in the Company's consolidated statement of operations for the third quarter of 2014, has not been reflected in the pro forma condensed consolidated statements of operations. The amount of the actual gain will be calculated based on the Company's carrying value in Outdoor Americas as of the closing of the exchange offer and therefore could differ from the current estimate.